EXHIBIT 10.27

THIS CONVERTIBLE DEBENTURE AND THE COMPANY SHARES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITES ACT OF 1933 AND REGISTRATION OR QUALIFICATION FOR SALE UNDER APPLICABLE STATE SECURITIES LAWS WILL HAVE BECOME EFFECTIVE WITH RESPECT THERETO, OR (ii) RECEIPT OF AN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION AND QUALIFICATION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAW ARE NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.



                              CONVERTIBLE DEBENTURE
                              ---------------------

$25,000                                             As  of  January  31,  2001
                                                            Address

FOR VALUE RECEIVED, the undersigned, FCOM, INC., a Colorado corporation (the "Maker"), promises to pay Michael A. Hudson (the "Holder"), or order, at its office at or such other place as the Holder may designate, the amount of Dollars ($25,000) (the "Principal Amount"), in lawful money of the United States of
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America,  together with interest on the unpaid balance of this Debenture, at the rates  and  upon  the  terms  set  forth  as  follows:

1.  PRINCIPAL.  The  Maker  will  pay  the Holder the entire principal amount of
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this  Debenture  on  February  1st,  2002  (the  "Maturity  Date").

     2.     INTEREST.  The  principal balance hereof from time to time remaining
            --------
unpaid and outstanding from and after the date hereof shall bear simple interest of 18% (eighteen percent), accruing and payable on the Maturity Date or upon prepayment as provided below, except that no interest shall be due and payable hereunder on any portion of the unpaid principal amount of this Debenture if Debenture is converted into Northstar Network Corp (the "Parent" or "NSNW") as provided below.

     3.     METHOD  OF  PAYMENT  HEREUNDER.  Payment  pursuant to this Debenture
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will  be made in such coin or currency of the United States of America as at the time of payment will be legal tender therein for the payment of public and private debts. Payment and prepayments of principal on this Debenture and all payments of interest on this Debenture will be made by check and delivered to the Holder of this Debenture at such Holder's address as set forth above or to such other address as the Holder may from time to time specify in writing. The Maker shall provide notice in writing to the Holder of its election regarding payment or conversion of this Debenture as provided herein, no less than thirty
(30)  days  prior  to  such  payment.

4.     PREPAYMENT.
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a)     The  Maker  in  its  absolute  discretion  may  prepay  this
Debenture, in whole or in part, without penalty or premium, at any time prior to the Maturity Date by providing at least ten(10) days' prior written notice to the Holder (which period may be shortened at the sole option of the Holder). Upon any prepayment of this Debenture, the Maker shall pay the Holder the principal amount of the Debenture to be prepaid together with accrued interest on the principal amount so prepaid to the date of prepayment. If the Debenture is prepaid in part, the Maker will either execute and deliver to the Holder a Debenture for the remaining balance of the principal amount hereof upon surrender of this Debenture at the office of the Maker or make a notation hereon of the principal amount prepaid upon presentment of this Debenture at the office of the Maker.

          b) Any and all prepayments under this Debenture will be credited first against all amounts due hereunder other than accrued and unpaid interest of principal, then against accrued and unpaid interest and then against unpaid principal.

          c) The Maker shall provide notice in writing to the Holder of its election regarding prepayment of this Debenture as provided herein, no less than thirty (30) days prior to such payment.

5.     CONVERSION  TO  SHARES  IN  LIEU  REPAYMENT.  Subject  to  and  upon  the
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Holder  giving  notice  of  Conversion  within  (10) business days following the
Maturity Date, any unpaid principal and accrued interest of this Debenture shall be converted into the number of duly issued, fully paid and non-assessable shares of the Maker, or Parent of the Maker if the Maker is a Wholly or Majority owned subsidiary of NSNW at forty percent (40%) below the previous 60 day closing average trade price of the Parent.

          The Parent, if applicable, will ensure unlimited piggyback registration rights are applicable to this debenture, and ensure evergreen effectivity covering sufficient shares to allow full conversion of this Debenture.

     6.     DEFAULT.     In  the event of the occurrence of any of the following
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events  ("Events  of  Default"):
          -------------------

          a) The Maker will fail to perform or observe any other material covenant or agreement contained in this Debenture on its part to be performed or observed and any such failure remains unremedied for ten (10) business days after an executive officer of the Maker receives written notice from Holder of such failure; or

          b) The Maker will (i) apply for or consent to the appointment of a receiver or liquidator of itself or of all or a substantial part of its property; (ii) make a general assignment for the benefit of creditors; (iii) be adjudicated a bankrupt or insolvent or (iv) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment or debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or if corporate action will be take by the Maker for the purpose of effecting any of the foregoing; or

          c) An order, judgment or decree will be entered, without the application, approval or consent of the Maker by any court of competent jurisdiction, approving a petition seeking reorganization of the Maker or a substantial part of the assets of the Maker, or appointing a receiver, trustee or liquidator of the Maker, and such order, judgment or decree will continue unstayed for a period of ninety (90) days;

          then, and in every such event and at any time thereafter during the continuance of such event, the Holder may, by written notice to the Maker, declare this Debenture to be forthwith due and payable, whereupon this Debenture will forthwith become due and payable, both as to principal and accrued and unpaid interest.

     7.     PRINCIPAL DUE.  Unless sooner demanded as a result of the occurrence
            -------------
of an Event of Default or paid, all outstanding principal, together with all accrued interest not paid pursuant to Section 1 shall be due an payable in full on the Maturity Date.

     8.     RIGHT OF ACCELERATION UPON DEFAULT.  The Maker agrees that if (i) it
            ----------------------------------
fails  to comply fully with any of the terms and conditions of this Debenture or
(ii) an Event of Default occurs, then, upon either occurrence, the entire indebtedness with accrued interest thereon due under this Debenture will, at the option of the Holder, accelerate and become immediately due and payable upon notice.

     9.     NO  WAIVER.  The  failure  of  the  Holder to exercise its option to
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accelerate  the  indebtedness  of this Debenture will not constitute a waiver of its right to exercise the same upon the occurrence of any continued or subsequent Event of Default.

     10.     MAXIMUM  RATE  OF  INTEREST.  Notwithstanding any provision of this
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Debenture,  it  is  the  understanding and agreement of the Maker and the Holder that the maximum rate of interest to be paid by the Maker to the Holder shall not exceed the highest or the maximum rate of interest permissible to be charged under the laws of the State of Colorado. Any amounts paid in excess of such rate will be considered to have been payments in reduction of principal.

     11.     RECEIPT  AND  USE OF PROCEEDS.  The Maker acknowledges receipt of a
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copy  of  this  Debenture  and  the  proceeds  of  this  Debenture.  The  Holder acknowledges and agrees that the proceeds hereof are to be used for such purpose as the Maker shall determine in its reasonable discretion.

     12.     LOST OR DESTROYED DEBENTURE.  Upon receipt by the Maker of evidence
             ---------------------------
satisfactory to it of the loss, theft, destruction or mutilation of this Debenture and of the indemnity of the Holder together with such security as the Maker will reasonably request, the Maker will make and deliver a new Debenture of like tenor in lieu of this Debenture.

     13.     EXTENSIONS.  Should  the principal of or interest on this Debenture
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become  due  and payable on other than a business day, the payment due date will be extended to the next succeeding business day and, in the case of a payment of principal, interest will be payable thereon at the rate per annum herein specified during any such extension. The term "business day" will mean any day that is not a Saturday, Sunday or legal or banking holiday in the State of Colorado.

     14.     NEGOTIABILITY;  REGISTRATION;  SUBSEQUENT  HOLDER'S  RIGHTS  UPON
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TRANSFER.  The  Holder  may negotiate, pledge, assign or otherwise transfer this
      --
Debenture in its sole discretion. The Maker will keep a register at its principal office in which provision will be made for the registration, substitution and transfers of Debenture. The Holder of this Debenture (including Holder's subsequent permitted transferees, if any) is entitled to the benefits of such Debenture and the Stock Purchase Agreement and may enforce the agreements of the Company contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof.

     15.     NO  RIGHTS  AS SHAREHOLDER.  Prior to the Conversion Event, nothing
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contained  in  this Debenture will be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a shareholder of the Company.

     16.     NOTICES.  Any  notices  or filings required or permitted to be made
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pursuant  to  this  Debenture  will  be made in writing and will be delivered by
United States mail, overnight or express courier or in person, to the following addresses.

a)     If  to  the  Maker:
Paul  Taylor
FCOM,  INC
5299  DTC  Boulevard
Suite  620
Englewood,  CO  80111

b)     If  to  the  Holder:
Michael  A.  Hudson
12658  West  Dorado  Place
Littleton,  CO  80127

17.     GOVERNING  LAW:  JURISDICTION.
        -----------------------------

a) This Debenture will be governed by and construed in accordance with the laws of the State of Colorado without regard to choice of law principals.

          b) For purposes of any action or proceeding involving this Debenture, the Holder (by accepting the benefits of this Debenture) and the Maker hereby expressly submit to the jurisdiction of all Federal and state courts sitting in the state of Colorado and consent that any order, process, notice or motion or other application to or by any of said courts or a judge thereof may be served within or without such court's jurisdiction by registered mail or by personal service, provided that a reasonable time for appearance is allowed. The Holder and the Maker hereby irrevocably waive any objection that they ay now or hereafter may have to the laying of venue of any suit, action or proceeding arising out of or relating to this Debenture brought in any Federal or state court sitting in Colorado and hereby further irrevocably waive any claim that any such suit, action or proceeding in any such court has been brought in an inconvenient forum.

          IN WITNESS WHEREOF, this Debenture has been executed and delivered as of the date first set forth above.



                                                   By:__________________________
                                                                     Paul Taylor
                                                                        Chairman

                                                                      FCOM, INC.



                                                    By:_________________________
                                                               Michael A. Hudson